                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           GREENE COUNTY BANCSHARES
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         GREENE COUNTY BANCSHARES, INC.
                             MAIN AND DEPOT STREETS
                          GREENEVILLE, TENNESSEE 37743

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 18, 1995

To the Shareholders of Greene County Bancshares, Inc.:

         Notice is hereby given that the Annual Meeting of the Shareholders of Greene County Bancshares, Inc. (the "Corporation") will be held on Tuesday, April 18, 1995 at 11:00 a.m., local time, at the Holiday Inn, 11-E By Pass, Greeneville, Tennessee, (lunch will follow immediately) for the following purposes:

         (1) To elect thirteen (13) directors to the Board of Directors to hold office for a period of one year or until their successors shall have been duly elected and qualified.

         (2) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on March 17, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         A copy of the Annual Report for the year ended December 31, 1994 is enclosed with the proxy material.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

Greeneville, TN 37743               By order of the Board of Directors
Dated: April 5, 1995                Philip M. Bachman, Chairman

                         GREENE COUNTY BANCSHARES, INC.
                             MAIN AND DEPOT STREETS
                         GREENEVILLE, TENNESSEE  37743

PROXY STATEMENT
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greene County Bancshares, Inc. the ("Corporation"), for use at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 18, 1995, at 11:00 a.m., local time, at the Holiday Inn, 11-E By Pass, Greeneville, Tennessee (lunch will follow immediately) and at any and all adjournments thereof. If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications, if any, made thereon by the shareholders, and if specifications are not made, it will be voted in favor of all nominees for directors set forth herein.
      At the meeting, the shareholders will elect thirteen (13) directors to serve until the next annual meeting or until their successors are duly elected and qualified.
      The cost of solicitation of proxies will be borne by the Corporation. Proxies may be solicited by directors, officers or regular employees of the Corporation, in person or by telephone, telegraph or by mail. The Corporation may reimburse brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. On or about April 5, 1995, the Corporation will commence mailing this Proxy Statement, the enclosed form of proxy and attached Notice t holders of its common stock.
      Shareholders who sign proxies have the right to revoke them at any time before they are voted by filing with the Secretary of the Corporation, Greene County Bancshares, Inc., Main and Depot Streets, Greeneville, Tennessee 37743 either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person or by calling Greene County Bancshares, Inc. at 615-639-5111. A shareholder may attend the annual meeting even though he or she may have executed a proxy.
      The Corporation does not intend to present any matters for action other than those listed in the Notice of Annual Meeting and has not been informed that any persons intend to present any other matters for action at the Annual Meeting. However, if any other matters are properly brought before the meeting, the persons designated as proxies will vote in accordance with their best discretion on such matters.

VOTING SECURITIES
      The close of business on March 17, 1995 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting. As of the close of business on March 17, 1995, the corporation had authorized 1,000,000 shares of common stock, $10.00 par value, 442,444 shares of which were issued and outstanding and held of record by 1,165 shareholders and 5,148 shares subject to options. Each outstanding share of common stock of the Corporation is entitled to one vote.
      Unless otherwise specified, execution of the accompanying proxy will grant authority to the persons named therein as proxies to vote the shares registered in the shareholder s name for the election of each of the nominees named herein. Shareholders of the Corporation do not have the right to cumulate their votes in the election of directors. The affirmative vote of a plurality of the votes cast is required for the election of the nominees as directors. In all other matters scheduled to come before the meeting, a majority of the shares represented at the meeting (provided a quorum is present) is required for approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to those persons known to the Corporation to be beneficial owners (as determined under rules and regulations of the Securities and Exchange Commission) of more than five percent (5%) of the Corporation s Common Stock, its only class of voting securities as of March 1, 1995, as well as by all officers and directors of the Corporation as a group. Unless otherwise noted, each person named has sole voting and dispositive power with respect to the shares indicated.

    Name of                          Amount of                Percentage of
   Address of                       Common Stock               Outstanding
Beneficial Owners                Beneficially Owned           Common Stock
- - -----------------                ------------------           -------------
Philip M. Bachman, Jr.                 43,591                     9.85%
Rt. 5, Box 417
Greeneville, TN. 37743

All directors and officers
as a group (21 persons)                89,430                     20.21%

ELECTION OF DIRECTORS
     The By-Laws of the Corporation allow for sixteen (16) directors to be elected. However, management believes that thirteen (13) directors are sufficient for management of the Corporation.
     The Board of Directors proposes that the thirteen (13) nominees listed below be elected as directors, to serve for a period of one year or until their successors are duly elected and qualified. Unless otherwise directd, it is the intention of the persons named in the proxy to vote the proxies for the election of the nominees listed below, all of whom are presently directors of the Corporation. Each of the nominees listed below with the exception of Mr. Norris also currently serves as a director of Greene County Bank ("GCB"), a wholly-owned subsidiary of the Corporation. Messrs. Bachman and Norris currently serve as directors of American Fidelity Bank ("AFB"), also a wholly-owned subsidiary of the Corporation. If any nominee should become unable to serve as a director, the persons named as proxies reserve the full discretion to vote for such other person or persons as may be nominated. Mr. Jerry McDowell who had served as Director since 1983, chose not to stand for reelection due to relocation.

                                            Previous                           Director                    Number of Shares
                                            Five Years                         of Corporation              Owned (% of
                                            Business                           or Bank                     Class) at
Name (Age)                                  Experience                         SINCE                       3-1-95 (1)
- - ----------                                  ----------                         -----                       ----------
Phil M. Bachman (57)                       Automobile Dealer                   1968                        43,591 (9.85%)
Rt. 5, Box 417                             President-Bachman-
Greeneville, TN 37743                      Bernard Motors

Harrison Lamons (66)                       Pres., Lamons Sales                 1971                        2,000 (0.45%)
1 Andrew Johnson Dr.                       Manufactures
Greeneville, TN 37743                      Representative


Terry Leonard (57)                         Real Estate                         1975                        3,065 (0.69%)
701 Valley Trail                           Development and
Greeneville, TN 37743                      Management

Ralph T. Brown (62)                        Dentist                             1979                        5,920 (1.34%)
120 Reaves Hill
Greeneville, TN 37743

James A. Emory (62)                        President                           1983                        4,200 (0.95%)
431 Fairground Rd                          J.A.E. Foods, Inc.
Greeneville, TN 37743

W.T. Daniels (50)                          Property                            1987                        200 (0.05%)
1804 Brentwood Drive                       Management
Greeneville, TN 37743

R. Stan Puckett (39)                       President and CEO                   1989                        552 (0.12%)
310 Grapevine Trail                        of Greene County Bank
Greeneville, TN 37743                      and the Corporation

Davis Stroud (61)                          Executive Vice                      1989                        364 (0.08%)
112 Greenfield Ct                          President
Greeneville, TN 37743                      Greene County Bank

Charles S. Brooks (56)                     Chairman of the                     1990                        30 (0.001%)
Rt. 5, Box 414F                            Board-McInturff,
Greeneville, TN 37743                      Milligan & Brooks
                                           Insurance

J.W. Douthat (64)                          President                           1990                        1030 (0.23%)
6160 McDonald Rd.                          Tri State Tractor
Mohawk, TN 37810                           & Turf

Patrick A. Norris (67)                     President                           1992                        2,514 (0.57%)
932 Briarcliff Cr.                         Mountain Life Ins.
Maryville, TN 37801

Helen Horner (66)                          Director of Tourism                 1992                        19,496 (4.41%)
210 Susong Lane                            Greene County
Greeneville, TN 37743                      Partnership

Jerald K. Jaynes (57)                      President & CEO                     1992                        550 (0.12%)
2370 Warrensburg Rd.                       Unaka Co. Inc.
Greeneville, TN 37743
- - -----------------------

(1) Includes shares held by the named individual s spouse and/or dependent children, all shares which the named individual may be deemed to beneficially own.

      The Board of Directors of the Corporation met 12 times in 1994. GCB has an Audit Committee and an Executive Committee and AFB has an Executive, Audit and Insurance Committee. All directors of the Corporation attendedat least 75% of the aggregate number of meetings of the Board and of Committees upon which the director served in 1994.
      The Audit Committee of GCB consists of Messrs. Leonard (Chairman), Brown, Lamons and Jaynes. This committee meets quarterly with the internal auditor and management of GCB to (1) monitor the accounting and financial reporting practices of GCB; (2) determine whether the Bank has adequate administrative, operating and internal accounting controls; and (3) serve as an independent objective party in review of GCB s financial information. This Committee met 7 times during 1994.
      The Executive Committee of GCB consists of Messrs. Bachman, Emory, McDowell, Puckett and Stroud, with two other members of the board serving on a monthly basis. This committee (1) reviews all loans of $5,000 to $25,000 and approves loans from $25,000 to $1,000,000 with the exception of insider loans exceeding $500,000, which requires Board of Director approval along with all loans over $1,000,000, (2) reviews all investments made by GCB; and (3) reviews matters concerning personnel. This committee met 52 times during 1994.
      The Executive Committee of AFB, which met 1 time during 1994, consists of John Rainey (Chairman), Bradford Sayles, James T. Stalsworth and William R. McNutt. The Executive Committee has the responsibility of reviewing the bank's operations.
      Nominees for election to the Board of Directors of the Corporation are selected and approved by the Board of Directors at its February meeting prior to the Annual Meeting. There is no standing nominating committee. Additional nominations can be made by Shareholders of the Corporation as follows: (1) by proxy at the Annual Meeting; (2) by nomination from the floor in person at the Annual Meeting; or (3) by written or oral contact with the Chairman of the Board at any time prior to the Annual Meeting.

MANAGEMENT REMUNERATION
      The following table discloses compensation for services in all capacities for the three years ended December 31, 1994, which were paid by the Corporation (including its subsidiaries) to the chief executive officer and to all other executive officers whose total salary and bonus exceeded $100,000.


==========================================================================================================================
                                            SUMMARY COMPENSATION TABLE
==========================================================================================================================
                                            Annual Compensation(1)            Long-Term Compensation
- - -------------------------------------------------------------------------------------------------------------------------
                                                                           Awards                  Payouts
- - -------------------------------------------------------------------------------------------------------------------------
                                                                                      Securities
                                                             Other       Restricted   Underlying                 All
                                                             Annual        Stock       Options/     LTIP        Other
Name and Principal Position    Year    Salary      Bonus  Compensation    Award(s)       SARs      Payouts   Compensation
                                         ($)        ($)       ($)           ($)          (#)         ($)       ($)  (2)
- - -------------------------------------------------------------------------------------------------------------------------
R. Stan Puckett
(President and CEO)            1994   $145,000    $21,750                                                        $21,750
- - -------------------------------------------------------------------------------------------------------------------------
                               1993   $120,000    $18,000                                                        $18,000
- - -------------------------------------------------------------------------------------------------------------------------
                               1992   $102,635    $15,395                                                        $15,395
- - -------------------------------------------------------------------------------------------------------------------------
Davis Stroud
(Executive Vice President)     1994   $105,829    $10,610                                                        $15,874
- - -------------------------------------------------------------------------------------------------------------------------
                               1993    $98,200     $9,820                                                        $14,730
- - -------------------------------------------------------------------------------------------------------------------------
                               1992    $92,531     $4,610                                                        $13,880
==========================================================================================================================



(1) The aggregate amount of perquisites and other benefits not reported above for 1994 did not exceed $50,000 or 10% of the total annual salary and bonus reported above for such named executive officer.
(2) Profit Sharing Plan contribution.

OPTION/SAR GRANTS TABLE
      The following tables present information concerning stock options and stock appreciation rights ("SARs") granted to the Executive Officers of the Corporation and exercises of options by such persons.


=============================================================================================================
                                OPTION/SAR GRANTS IN LAST FISCAL YEAR
- - ------------------------------------------------------------------------------------------------------------
- - ------------------------------------------------------------------------------------------------------------
                                                                Potential Realized               Alterna-
                                                                Value at Assumed Annual          tive to
                                                                Rates of Stock Price             (g) and
                                                                Appreciation For Option Term     (h):
                                                                                                 Grant
                                                                                                 Date (1)
                                                                                                 Value
- - ------------------------------------------------------------------------------------------------------------
                      Number of   Percent of
                      Securities  Total
                      Underlying  Options/SARs  Exercise                                         Grant
                      Options/    Granted to    or                                               Date
                      SARs        Employees     Base                                             Present
                      Granted     in Fiscal     Price   Expiration                               Value
Name                  (#)         Year          ($/Sh)  Date      0%($)    5%($)    10%($)       $
- - ------------------------------------------------------------------------------------------------------------
(a)                   (b)         (c)           (d)     (e)       (f)      (g)      (h)           (i)
- - ------------------------------------------------------------------------------------------------------------
Stan Puckett                  600       37.5%      $126      2004 $20,352  $80,724  $173,352
President & CEO

Davis Stroud                  166       10.4%      $160      2004      $0  $16,703   $42,330
Executive Vice President
=============================================================================================================



(1) The options expire ten years from date of grant.

=============================================================================================================
                         AGGREGATED OPTION/SAR EXERCISED IN LAST FISCAL YEAR
                                    AND FY-END OPTION/SAR VALUES
- - -------------------------------------------------------------------------------------------------------------
                                                             Number of              Value of
                                                             Securities             Unexercised
                                                             Underlying             In-the-money
                                                             Unexercised            Options/SARs
                                                             Options/SAR            at Fiscal
                                                             at Fiscal Year-        Year-End ($)
                                                             End (#)
- - -------------------------------------------------------------------------------------------------------------
                          Shares Acquired
                          on Exercise      Value Realized    Exercisable/           Exercisable/
  Name                    (#)              ($)               Unexercisable          Unexercisable
- - -------------------------------------------------------------------------------------------------------------
  Stan Puckett                       344         $24,562            3148(E)          $157,693(E)
  President & CEO

  Davis Stroud                                                       353(U)            $2,805(U)
  Executive Vice President
=============================================================================================================


PROFIT SHARING PLAN
      GCB and AFB have a contributory Profit Sharing Plan (the "Plan") covering all employees with more than one year of service. Participating employees contribute 3% of their monthly salary and GCB and AFB (depending on which bank employs the participant) contribute 15% of participating employee s salary (not to exceed 10% of profit before taxes) to fund the Plan. The Plan has a vesting schedule that fully vests each employee after two years of employment.
      Contributions in the amount of $21,750 and $15,874 were made for the accounts of Mr. Puckett and Mr. Stroud under the Plan in 1994. Both Mr. Puckett and Mr. Stroud are fully vested under the Plan.

EMPLOYMENT CONTRACTS
      Effective January 6, 1989, the Corporation granted R. Stan Puckett options to purchase 300 shares per year of the Corporation s stock at one and one-half (1-1/2) times book value excluding reserves at year-end. The number of options per year was increased to 600 as a result of a 1991 stock split.
The options expire ten (10) years from date of grant. The options are cancelled if the key executive voluntarily resigns his employment or is terminated for cause.
      In addition, Mr. Puckett shall be entitled to receive an incentive bonus based upon GCB s return on assets (ROA) performance.
      GCB has contracted with Davis Stroud, Executive Vice President of GCB, to provide for his employment by GCB until he reaches the age of 65. Pursuant to such agreement, Mr. Stroud has agreed not to compete with GCB after leaving the employment of GCB. In consideration of this agreement, GCB has agreed to pay Mr. Stroud the sum of $16,600 per year for 10 years after his retirement at age
65. In the event Mr. Stroud dies prior to reaching the retirement age of 65, the same amounts will be paid to his beneficiaries over a 10 year period. In the event Mr. Stroud dies after retirement but prior to the expiration of the full 10 year term, the remainder of such benefits will be paid to his beneficiaries on the same terms for the remainder of the ten-year term. This contract is funded by a life insurance policy of which GCB is the beneficiary.
      On 12-31-94, the Corporation granted Mr. Stroud an option to purchase 166 shares of the Corporation's stock. The option expires ten (10) years from date of grant. The option price is $160.00 per share. Mr. Stroud is also entitled to receive an incentive bonus based upon GCB's return on assets (ROA) performance.

DIRECTOR COMPENSATION
      Directors receive $300 for each regularly-scheduled meeting of the full Board of Directors, and $1200 retainer fee per quarter. Directors are allowed to miss two meetings per year. The $300 per meeting is not paid for any subsequent meetings missed. GCB s Executive Committee meets weekly, and they receive $150 per meeting and $1200 retainer fee per year. The Audit Committee meets quarterly and they receive $150 per meeting. The Profit Sharing Committee meets quarterly and they receive $150 per meeting.

COMPENSATION COMMITTEE REPORT
      The Compensation Committee, which makes recommendations to the Board of Directors for the Corporation, is composed entirely of independent Directors, appointed annually. Salaries are set at levels that help attract and retain the best people in the industry. It is the policy of the Corporation that the performance of senior management be evaluated using the same criteria which are used for the staff.
      The Compensation Committee reviews the evaluation of senior management, the performance, operating results for the fiscal year and unusual accomplishments during the year and also considers economic conditions and other external events that affect the operations of the Corporation. Based on this examination, salaries are set for the coming year for the Named Executive Officers using Sheshunoff's Bank Executive and Director Compensation Survey, based on the company's related peer group. The 1994 Compensation Committee consists of Directors Leonard, Horner, Douthat, Brown and Brooks.

TRANSACTIONS WITH MANAGEMENT
      The Corporation s directors and principal officers, as well as business organizations and individuals associated with them, are customers of the Bank and had normal banking transactions with the Bank during 1994. All loan transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and did not involve more than the normal risk of collectibility or present other unfavorable features.
      The Corporation purchases insurance coverage from McInturff, Milligan and Brooks of which Charles Brooks is Chairman of the Board and from Greeneville Insurance Agency of which Phili Bachman, Jr. is a part owner. During 1994, premiums totaling $89,270 were paid to McInturff, Milligan and Brooks and $43,911 to Greeneville Insurance Agency for coverage. Management believes the fees paid are fair and reasonable and do not exceed those premiums that would be paid to a third party firm.
      Philip Bachman, Jr. is President of Bachman-Bernard Motors. From time to time Greene County Bank purchases vehicles from different dealerships of which Mr. Bachman s Company, is one. Payments for vehicles purchased from Mr. Bachman's Company during 1994 totaled $57,113. Again, management believes the price paid was fair and reasonable and does not exceed what would have been paid to a third party.

SHAREHOLDER PROPOSALS
      Proposals of shareholders intended to be presented at the 1996 Annual Meeting must be received by the Corporation for inclusion in its 1996 proxy materials no later than November 15, 1995.

PERFORMANCE OF COMPANY S COMMON STOCK
      The following graph compares the performance of the Company s Common Stock to (1) the S & P Bank Composite Index and (2) S & P Major regional Banks Index. The graph assumes that $100 was initially invested in the Company s Common Stock and in each index and that all dividends were reinvested.


                                   [GRAPH]

SIX YEAR COMPARISON
CUMULATIVE SHAREHOLDER RETURN
FOR THE YEARS ENDED DECEMBER 31,
                                    1988   1989   1990   1991  1992  1993  1994
                                    ----   ----   ----   ----  ----  ----  ----
Greene County Bancshares, Inc.       100    126    136    143   175   209   231
S&P Bank Composite Index             100    117     78    122   156   167   153
S&P Major Regional Banks Index       100    117     79    136   167   172   157

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
      The Board of Directors of the Corporation, at the recommendation of the Audit Committee, selected Coopers and Lybrand L.L.P. as its independent public accountant for 1995. Coopers and Lybrand L.L.P. was also employed by the Corporation and the Banks in this capacity in 1994.
      Coopers and Lybrand L.L.P. was selected in May, 1994, to replace Price Waterhouse who chose in March 1994, not to stand for reelection.
      The past accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.
      Coopers and Lybrand L.L.P. found no unreconcilable differences in the financial statements rendered by Price Waterhouse.
      Representatives of Coopers and Lybrand L.L.P. are expected to be present at the Annual meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to questions.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
      The Bank s Annual Report on Form 10-K filed with the Securities and Exchange Commission will be made available to shareholders upon written request to Alex Johnson, Senior Vice President, c/o Greene County Bancshares, Inc., Main & Depot Streets, Greeneville, Tennessee 37743.

INCORPORATION BY REFERENCE
      The Annual Report of the Corporation is being delivered to stockholders with this Proxy Statement. The financial statements and management s discussion and analysis of financial condition and results of operations contained in the Annual Report are hereby incorporated by reference and made a part of this Proxy Statement.


By order of the Board of Directors



/s/ Davis Stroud
- - ----------------
Secretary
April 5, 1995

                                                                    Appendix A

                         GREENE COUNTY BANCSHARES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                       OF GREENE COUNTY BANCSHARES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR APRIL 18, 1995.

KNOW ALL MEN BY THESE PRESENTS, That the undersigned shareholder of GREENE COUNTY BANCSHARES, INC. (the "Corporation") does hereby nominate, constitute and appoint R. Stan Puckett and Davis Stroud, or either of them, as true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all shares of the undersigned held of record by the undersigned on March 17, 1995 at the Annual Meeting of Shareholders of GREENE COUNTY BANCSHARES, INC. to be held at the Holiday Inn, 11-E By Pass, Greeneville, Tennessee, April 18, 1995 at 11:00 a.m., local time, (lunch will follow immediately) as set forth below and in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

(1)  / /   For the election to the Board of Directors of all the following nominees, (Except as indicated to the contrary below): Philip M. Bachman, Jr.; Harrison Lamons; Terry Leonard; Ralph T. Brown; James A. Emory; W.
     T. Daniels; R. Stan Puckett; Davis Stroud; Charles S. Brooks; J. W. Douthat; Patrick A. Norris; Helen Horner and Jerald Jaynes

     / /   Against the following nominees (please print name or names):

     / /   Withhold authority to vote for the following nominees,  (please print name or names as to which authority is withheld).

     / /   Against all nominees.

(2) In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before said meeting or any adjournment thereof. The Proxies will vote in accordance with recommendations of the Board of Directors.


Your Shares will be voted in accordance with your instructions. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR ALL NOMINEES IN THE ELECTION OF DIRECTORS. Proxies may be revoked at any time prior to the time of the Annual Meeting by executing a later proxy or by giving written notice to the Secretary of the Corporation at Main and Depot Streets, Greeneville, Tennessee 37743.

Date:________________                      ________________________________
                                           (Signature)
Date:________________                      ________________________________
                                           (Signature if held jointly)
Number of shares __________

                                           Please sign exactly as your name
                                           appears at left.  When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give
                                           full title as such. If a corporation,
                                           please sign in full corporation,
                                           please sign in full corporation name
                                           by President or other authorized
                                           officer. If a partner, please sign
                                           in partnership by authorized person.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                          IN THE ENCLOSED ENVELOPE.